COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

Southborough, Massachusetts

This Prospectus provides important information about the ExecAnnuity Plus ‘93 variable annuity policy (Form A3021-93) and the ExecAnnuity Plus ‘91 variable annuity policy (Form A3018-91) issued by Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”). Information specific to ExecAnnuity Plus ‘91 (A3018-91) is set forth in Appendix C.  As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain preexisting contractual plans and programs.

Please read this Prospectus carefully before investing and keep it for future reference. Annuities involve risks including possible loss of principal.

A Statement of Additional Information (“SAI”) dated May 1, 2007 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-7881. The Table of Contents of the SAI is listed on page 4 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Separate Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub–Account offered as an investment option invests exclusively in shares of one of the following funds:

Goldman Sachs Variable Insurance  Trust

(Service Shares)

Goldman Sachs Capital Growth Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Government Income Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Money Market Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs Structured U.S. Equity Fund

AIM Variable Insurance Funds (Series I Shares)

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. Global Health Care Fund

AIM V.I. Large Cap Growth Fund

AIM Variable Insurance Funds (Series II Shares)

AIM V.I. Basic Value Fund

AIM V.I. Capital Development Fund

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

AllianceBernstein Growth and Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Small/Mid-Cap Value Portfolio

AllianceBernstein Value Portfolio

Delaware VIP Trust

Delaware VIP International Value Equity Series

Delaware VIP Trust (Service Class)

Delaware VIP Growth Opportunities Series

DWS Variable Series II

DWS Dreman High Return Equity VIP

DWS Technology VIP

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund

Fidelity Variable Insurance Products Funds

Fidelity VIP Asset ManagerSM Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Overseas Portfolio

Fidelity Variable Insurance Products Funds

(Service Class 2)

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity VIP Value Strategies Portfolio

This annuity is NOT a bank deposit or obligation; is NOT federally insured; and is NOT endorsed by any bank or governmental agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that the information in this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DATED MAY 1, 2007

Franklin Templeton Variable Insurance Products

Trust (Class 2)

FT VIP Franklin Growth and Income Securities Fund

FT VIP Franklin Large Cap Growth Securities Fund

FT VIP Franklin Small-Mid Cap Growth Securities Fund

FT VIP Mutual Shares Securities Fund

FT VIP Templeton Foreign Securities Fund

Janus Aspen Series (Service Shares)

Janus Aspen Growth and Income Portfolio

Janus Aspen Large Cap Growth Portfolio

MFS® Variable Insurance TrustSM (Service Class)
MFS® Mid Cap Growth Series
MFS® New Discovery Series
MFS® Total Return Series
MFS® Utilities Series

Oppenheimer Variable Account Funds (Service Shares)

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund®/VA

Pioneer Variable Contracts Trust (Class II)

Pioneer Emerging Markets VCT Portfolio

Pioneer Real Estate Shares VCT Portfolio

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

The Company’s General Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time a payment is received.

TABLE OF CONTENTS

SPECIAL TERMS	5
SUMMARY OF FEES AND EXPENSES	6
SUMMARY OF THE POLICY FEATURES	10
PERFORMANCE INFORMATION	12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS	14
INVESTMENT OBJECTIVES AND POLICIES	15
WHAT IS AN ANNUITY?	20
CHARGES AND DEDUCTIONS	21
SURRENDER CHARGE	21
PREMIUM TAXES	24
POLICY FEE	24
CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER	24
ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS	24
THE VARIABLE ANNUITY POLICIES	26
DISRUPTIVE TRADING	26
PURCHASE PAYMENTS	27
RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY	28
RIGHT TO CANCEL ALL OTHER POLICIES	28
TELEPHONE TRANSACTION PRIVILEGE	28
TRANSFER PRIVILEGE	28
AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS	29
SURRENDER	30
PARTIAL REDEMPTION	30
DEATH BENEFIT	31
THE SPOUSE OF THE OWNER AS BENEFICIARY	32
ASSIGNMENT	32
ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE	32
DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS	33
NORRIS DECISION	34
COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS	34
FEDERAL TAX CONSIDERATIONS	37
GENERAL	37
QUALIFIED AND NON-QUALIFIED POLICIES	38
TAXATION OF THE POLICY	38
TAX WITHHOLDING	41
PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS	41
LOANS (QUALIFIED POLICIES ONLY)	43
STATEMENTS AND REPORTS	43
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	44
VOTING RIGHTS	45
CHANGES TO COMPLY WITH LAW AND AMENDMENTS	45
DISTRIBUTION	45
LEGAL MATTERS	46
FURTHER INFORMATION	47
APPENDIX A — MORE INFORMATION ABOUT THE GENERAL ACCOUNT	A-1
APPENDIX B — CONDENSED FINANCIAL INFORMATION	B-1
APPENDIX C — POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)	C-1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3
TAXATION OF THE POLICY, THE SEPARATE ACCOUNT AND THE COMPANY	5
SERVICES	5
UNDERWRITERS	6
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION	6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM	8
DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER	8
PERFORMANCE INFORMATION	10
FINANCIAL STATEMENTS	F-1

SPECIAL TERMS

Accumulated Value: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the General Account credited to the Policy on any date before the Annuity Date.

Accumulation Unit: a unit of measure used to calculate the value of a Sub-Account before annuity payments begin.

Annuitant: the person designated in the Policy to whom the Annuity is to be paid.

Annuity Date: the date on which annuity payments begin. This date may not be later than the first day of the month before the Annuitant’s 90th birthday.

Annuity Unit: a unit of measure used to calculate the value of the periodic annuity payments under the Policy.

Company: unless otherwise specified, any reference to the “Company” shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

Cumulative Earnings: the Accumulated Value reduced by total payments not previously withdrawn.

Fixed Annuity Payout: an annuity payout option providing for payments which remain fixed in amount throughout the annuity payment period.

General Account: all the assets of the Company other than those held in a Separate Account.

Separate Account: Separate Account VA-K of the Company. Separate Account VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

Service Office: Security Benefit Life Insurance Company and its affiliates (collectively, “Security Benefit”) provide administrative, accounting, and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

Sub-Account: a subdivision of the Separate Account investing exclusively in the shares of a corresponding Underlying Fund.

Surrender Value: the Accumulated Value of the Policy on full surrender after deducting any applicable Policy fee, rider charge and surrender charge.

Underlying Fund (or Funds): certain investment portfolios of AIM Variable Insurance Funds (“AIM”), AllianceBernstein Variable Products Series Fund, Inc. (“Alliance”), Delaware VIP Trust (“Delaware VIP”), Eaton Vance Variable Trust (“EVVT”), Fidelity Variable Insurance Products Funds (“Fidelity VIP”), Franklin Templeton Variable Insurance Products Trust (“FT VIP”), Goldman Sachs Variable Insurance Trust “GSVIT”), Janus Aspen Series (“Janus Aspen”), MFS® Variable Insurance TrustSM (the “MFS Trust”), Oppenheimer Variable Account Funds (“Oppenheimer”), Pioneer Variable Contracts Trust (“Pioneer VCT”), DWS Variable Series II (“DVS”), and T. Rowe Price International Series, Inc. (“T. Rowe Price”).

Valuation Date: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Fund’s portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Date to the next.

Variable Annuity Payout: an annuity payout option providing for payments varying in amount in accordance with the investment experience of the Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Money Market Fund, or Goldman Sachs Equity Index Fund.

SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the ExecAnnuity Plus Policies. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The purpose of the tables is to help you understand these various charges.

TABLE I

Owner Transaction Expenses

Table I describes the fees and expenses that you will pay at the time that you buy or surrender the Policy and when you transfer values among the investment options.  (Note:  the Company does not charge a transaction charge when you purchase the Policy and does not currently charge when you transfer among investment options.)  State premium taxes are applicable in some states and are deducted as described in “PREMIUM TAXES” under CHARGES AND DEDUCTIONS.

Maximum Charge
Surrender Charge(1):
(as a percentage of payments withdrawn)	8.0%

Transfer Charge(2):	$0 on the first 12 transfers in a Policy year. Up to $25 for subsequent transfers

(1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any period certain option. The charge is a percentage of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

Complete Years From Date of Payment	Charge
0-2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
Thereafter	0%

(2) The Company currently makes no charge for processing transfers and guarantees that the first 12 transfers in a Policy year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

TABLE II

Periodic Fees and Expenses Other than Underlying Fund Expenses

This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the fees and expenses of each Underlying Fund:

Annual Policy Fee:(1)	$30

Annual Variable Sub-Account Expenses:
(on an annual basis as percentage of average daily net assets)
Mortality and Expense Risk Charge:	1.25%
Administrative Expense Charge:	0.20%
Total Annual Expenses:	1.45%

Optional Rider Charges:
The charge on an annual basis as a percentage of the Accumulated Value is:
Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period(2)	0.25%
Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period(2)	0.15%

(1) During the accumulation phase, a Policy fee equal to the lesser of $30 or 3% is deducted annually and upon surrender when Accumulated Value is $50,000 or less. The fee is waived for Policies issued to and maintained by the trustee of a 401(k) plan.

(2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see “DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER” in the SAI.

TABLE III

Total Annual Operating Expenses of the Underlying Funds

Table III shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the policy.  More detail concerning each Underlying Fund’s fees and expenses, including information about any expense caps or reimbursements, is contained in the prospectus for the Underlying Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses.	Annual charge of 0.57%(1) of average daily net assets	Annual charge of 1.75% of average daily net assets

(1)          A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses.  In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses.  Including this reduction, the total class operating expenses is 0.56% for Fidelity VIP Equity-Income Portfolio.  This offset may be discontinued at any time.

The table above shows the minimum and maximum expenses of the Funds during 2006.  The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.

EXAMPLES

The following examples are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts.  These costs include Owner transaction expenses, Policy fees, separate account annual expenses, and underlying fund fees and expenses.  The examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Maximum Expense Example

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals.  Finally, the example assumes that you have chosen the optional rider with the maximum possible charge, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)          If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:

	1 Year	3 Years	5 Years	10 Years
Fund with the maximum total operating expenses	$1,083	$1,733	$2,302	$3,774

(2)          If you do not surrender your Policy or if you annuitize at the end of the applicable time period under a life option:

	1 Year	3 Years	5 Years	10 Years
Fund with the maximum total operating expenses	$353	$1,074	$1,817	$3,774

Minimum Expense Example

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year.  The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals.   It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)          If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:

	1 Year	3 Years	5 Years	10 Years
Fund with the minimum total operating expenses	$951	$1,336	$1,614	$2,400

(2)          If you do not surrender your Policy or if you annuitize at the end of the applicable time period under a life option:

	1 Year	3 Years	5 Years	10 Years
Fund with the minimum total operating expenses	$210	$649	$1,114	$2,400

SUMMARY OF THE POLICY FEATURES

INVESTMENT OPTIONS

Purchase payments may be allocated among the variable Sub-Accounts available under the Policies (up to seventeen Sub-Accounts, in addition to the Sub-Account investing in the Goldman Sachs Money Market Fund, may be utilized at any one time) and a fixed account (“General Account”) of the Company (together “investment options”). The Sub-Accounts are subdivisions of Separate Account VA-K (the “Separate Account”), a separate account of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”) but such registration does not involve the supervision or management of investment practices or policies by the Securities and Exchange Commission (“SEC”). For more information about the Separate Account and the Company, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS. For more information about the General Account see APPENDIX A — MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

INVESTMENT IN THE SUB-ACCOUNT

Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment series. You may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Sub-Account investing in the Goldman Sachs Money Market Fund.  Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Funds, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS. The accompanying prospectuses describe the investment objectives and risks of each of the Underlying Funds.

The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Funds. Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Sub-Account.

TRANSFERS BETWEEN INVESTMENT OPTIONS

Prior to the Annuity Date, amounts may be transferred among the Sub-Accounts and between the Sub-Accounts and the General Account subject to certain limitations described under “TRANSFER PRIVILEGE” under THE VARIABLE ANNUITY POLICIES. Automatic Transfers (Dollar Cost Averaging), which gradually moves money to one or more of the Underlying Funds, is available at no additional charge. Automatic Account Rebalancing, which ensures that assets remain allocated according to the Owner’s designated percentage allocation mix, is also available at no additional charge. Automatic Transfers (Dollar Cost Averaging) and Automatic Account Rebalancing may not be in effect at the same time.

ANNUITY PAYMENTS

The owner of a Policy (“Owner”) may select variable annuity benefit payments based on one or more of certain Sub-Accounts, fixed annuity payouts, or a combination of fixed and variable payments. Fixed annuity payouts are guaranteed by the Company.

CANCELLATION RIGHTS

The Owner may cancel the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about cancellation rights, see “RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY” and “RIGHT TO CANCEL ALL OTHER POLICIES” under THE VARIABLE ANNUITY POLICIES.

PAYMENT MINIMUMS AND MAXIMUMS

Under the Policies, purchase payments are not limited as to frequency, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan’s average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the “Code”) imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS

For a complete discussion of charges, see CHARGES AND DEDUCTIONS.

Surrender Charge. No sales charge is deducted from purchase payments at the time the payments are made. However, a surrender charge may be assessed on withdrawals of payments that have not been invested for nine full years.

Annual Policy Fee. During the accumulation phase, a Policy Fee equal to the lesser of $30 or 3% of Accumulated Value will be deducted on a Policy Anniversary or upon full surrender when the Accumulated Value on that date is $50,000 or less. The Policy Fee is waived for policies issued to and maintained by the trustee of a 401(k) plan.

Premium Taxes. A deduction for state and local premium taxes, if any, may be made as described under “Premium Taxes” under CHARGES AND DEDUCTIONS.

Separate Account Asset Charges. The Company will deduct a daily charge, equivalent to 1.25% annually, of the average daily net assets of each Sub-Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.20% per annum of the value of the average net assets in the Sub-Accounts.

Transfer Charge. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

Charges of the Underlying Fund. In addition to the charges described above, each Underlying Fund incurs certain management fees and expenses which are more fully described in the prospectuses of the Underlying Funds. These charges vary among the Underlying Funds and may change from year to year.

Surrender or Partial Redemption

At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its Surrender Value less any applicable tax withholding or to redeem a portion of the Policy’s value subject to certain limits and any applicable surrender charge. There may be tax consequences for surrender or redemptions. For further information, see “SURRENDER” and “PARTIAL REDEMPTION” under THE VARIABLE ANNUITY POLICIES and “SURRENDER CHARGE” under CHARGES AND DEDUCTIONS, and FEDERAL TAX CONSIDERATIONS.

Death Benefit

If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of:

(a) the Accumulated Value on the Valuation Date that the Company receives due proof of death;

(b) the sum of the gross payment(s) made under the Policy reduced proportionately to reflect the amount of all partial redemptions; or

(c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionately to reflect withdrawals after that date.

Upon death of the Owner, who is not also the Annuitant, the death benefit will equal the Accumulated Value of the Policy next determined following receipt of due proof of death at the Principal Office. See “DEATH BENEFIT” under THE VARIABLE ANNUITY POLICIES.

PERFORMANCE INFORMATION

The Company first offered ExecAnnuity Plus ‘93 in 1993. The Company may advertise “total return” and “average annual total return” performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Sub-Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Goldman Sachs Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then “annualized” by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The “effective yield” calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Goldman Sachs Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Performance information for any Sub-Account reflects the performance of a hypothetical investment in the Sub-Account during the time period on which the calculations are based as well as contract level charges (if any) and withdrawal charges (for more information, see the SAI). Performance information should be considered in light of the investment objectives and policies and risk characteristics of the Underlying Fund in which the Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1)          the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2)          other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3)          the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Policy features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company (“A.M. Best”), Moody’s Investors Service (“Moody’s”), Standard & Poor’s Insurance Rating Services (“S&P”) and Duff & Phelps. A.M. Best’s and Moody’s ratings reflect their current opinion of the Company’s relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P’s and Duff & Phelps’ ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT

AND THE UNDERLYING FUNDS

The Company.  Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company and the principal office was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.   Unless otherwise specified, any reference to the “Company” refers to Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity “).

Commonwealth Annuity is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Commonwealth Annuity was a direct subsidiary of First Allmerica Financial Life Insurance Company (“First Allmerica”), which in turn was a direct subsidiary of The Hanover Insurance Group (“THG,” formerly Allmerica Financial Corporation).  Effective December 31, 2002, Commonwealth Annuity became a Massachusetts domiciled insurance company and a direct subsidiary of THG.  On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. (“Goldman Sachs”), 85 Broad Street, New York, NY 10004.

As of December 31, 2006, the Company had over $11 billion in assets and over $13 billion of life insurance in force.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts.  In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.  Its Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

The Separate Account.  The Company maintains a separate account called Separate Account VA-K.  Separate Account VA-K was authorized by vote of the Board of Directors of the Company on November 1, 1990.  It is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC.

Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Policy are set aside in the Sub-Accounts of the Separate Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Policy are obligations of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Company offers other variable annuity policies investing in the Separate Account which are not discussed in this Prospectus. The Variable Account also invests in other underlying funds which are not available to the Policy described in this Prospectus.

Underlying Funds. Each Sub-Account invests in a corresponding investment portfolio (“Underlying Fund”) of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund.  Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below.  Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus.  There can be no assurance that the investment objectives of the Underlying Funds can be achieved.  In some states, insurance regulations may restrict the availability of particular Funds.

More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds and other relevant information regarding the Underlying Funds may be found in their respective prospectuses, which should be read carefully before investing.

INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information regarding the underlying investment companies may be found in their respective prospectuses, which accompany this Prospectus. Please read them carefully before investing. The Statements of Additional Information (“SAI”) of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.

Goldman Sachs Variable Sachs Variable Insurance Trust (Service Shares)

Adviser:  Goldman Sachs Asset Management, L.P.

Adviser:  Goldman Sachs Asset Management International - Goldman Sachs Strategic International Equity Fund

Goldman Sachs Capital Growth Fund - seeks long-term growth of capital.

Goldman Sachs Core Fixed Income Fund – seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

Goldman Sachs Equity Index Fund - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.  The sub-adviser is SSgA Funds Management, Inc.

Goldman Sachs Government Income Fund - seeks a high level of current income, consistent with safety of principal.

Goldman Sachs Growth Opportunities Fund - seeks long-term growth of capital.

Goldman Sachs Mid Cap Value Fund - seeks long-term capital appreciation.

Goldman Sachs Money Market Fund – The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.  The Money Market Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments.

Goldman Sachs Strategic International Equity Fund - seeks long-term capital appreciation.  The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.  This Fund was formerly known as Goldman Sachs International Equity Fund.

Goldman Sachs Structured U.S. Equity Fund – The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

AIM Variable Insurance Funds (Series I Shares)

Adviser:  A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund — The fund’s investment objective is growth of capital.  The fund invests principally in common stocks of companies that are believed likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. Core Equity Fund — The fund’s investment objective is growth of capital.  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings.

AIM V.I. Global Health Care Fund — The fund’s investment objective is capital growth.  The Fund normally invests at least 80% of its net assets in esecurities of health care industry companies.

AIM V.I. Large Cap Growth Fund  — seeks to provide long-term growth of capital with a secondary objective of current income.

AIM Variable Insurance Funds (Series II Shares) Adviser: A I M Advisors, Inc.

AIM V.I. Basic Value Fund — The fund’s investment objective is long-term growth of capital.  The fund invests normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations in excess of $5 billion and that are believed to be undervalued in relation to long-term earning power or other factors.

AIM V.I. Capital Development Fund — The fund’s investment objective is long-term growth of capital.  The fund invests primarily in equity securities of mid-capitalization companies.

AllianceBernstein Variable Products Series Fund, Inc. (Class B) Adviser: AllianceBernstein L.P.

AllianceBernstein Growth and Income Portfolio — seeks long-term growth of capital.

AllianceBernstein Large Cap Growth Portfolio — seeks long-term growth of capital.

AllianceBernstein Small/Mid-Cap Value Portfolio — seeks long-term growth of capital.

AllianceBernstein Value Portfolio — seeks long-term growth of capital.

Delaware VIP Trust Adviser: Delaware Management Company

Delaware VIP International Value Equity Series — seeks long-term growth without undue risk to principal.  The Series invests primarily in foreign securities that provide the potential for capital appreciation.  At least 65% of the Series total assets will be invested in equity securities of issuers from foreign countries.

Delaware VIP Trust (Service Class) Adviser: Delaware Management Company

Delaware VIP Growth Opportunities Series — seeks long-term capital appreciation.   The Series invests primarily in securities of medium-sized companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series’ investment.  Management selects stocks of companies that they think will provide high and consistent earnings growth with a reasonable level of risk.

DWS Variable Series II

Adviser: Deutsche Investment Management Americas Inc.

DWS Dreman High Return Equity VIP — seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large U.S, companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued. Deutsche Investment Management Americas Inc. is the investment advisor for the portfolio.  Dreman Value Management L.L.C. is the subadvisor to the portfolio.

DWS Technology VIP — seeks growth of capital.  Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector.  The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

Eaton Vance Variable Trust Adviser: Eaton Vance Management

Eaton Vance VT Floating-Rate Income Fund — seeks to provide a high level of current income.  The Fund invests primarily in interests in senior floating rate loans.  These loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.  The Fund normally invests at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities

Fidelity Variable Insurance Products Funds Adviser: Fidelity Management & Research Company

Fidelity VIP Asset ManagerSM Portfolio — seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Equity-Income Portfolio — seeks reasonable income.  The Fund will also consider the potential for capital appreciation.  The fund’s goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor’s 500SM (S&P 500®). The sub-adviser is FMR Co., Inc.

Fidelity VIP Growth Portfolio — seeks to achieve capital appreciation.  The sub-adviser is FMR Co., Inc.

Fidelity VIP High Income Portfolio — seeks high level of current income, while also considering growth of capital.  The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Overseas Portfolio — seeks long-term growth of capital.  The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

Fidelity Variable Insurance Products Funds (Service Class 2) Adviser: Fidelity Management & Research Company

Fidelity VIP Contrafund® Portfolio — seeks long-term capital appreciation.   The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Growth Opportunities Portfolio – seeks to provide capital growth. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Mid Cap Portfolio  — seeks long-term growth of capital.   The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

Fidelity VIP Value Strategies Portfolio — seeks capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (Class 2)

Adviser: Franklin Advisers, Inc. - FT VIP Franklin Large Cap Growth Securities Fund,

 FT VIP Franklin Growth and Income Securities Fund, and

FT VIP Franklin Small-Mid Cap Growth Securities Fund

Adviser:  Franklin Mutual Advisers, LLC - FT VIP Mutual Shares Securities Fund

Adviser:  Templeton Investment Counsel, LLC - FT VIP Templeton Foreign Securities Fund

FT VIP Franklin Growth and Income Securities Fund — seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong but undervalued by the market.

FT VIP Franklin Large Cap Growth Securities Fund — seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities.

FT VIP Franklin Small-Mid Cap Growth Securities Fund — seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

FT VIP Mutual Shares Securities Fund — seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued.    The Fund normally also invests to a lesser extent in risk arbitrage securities and distressed companies.

FT VIP Templeton Foreign Securities Fund — seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.  The sub-adviser is Franklin Templeton Investment Management Limited.

Janus Aspen Series (Service Shares) Adviser: Janus Capital

Janus Aspen Growth and Income Portfolio — seeks long-term capital growth and current income.

Janus Aspen Large Cap Growth Portfolio — seeks long-term growth of capital in a manner consistent with the preservation of capital.

MFS® Variable Insurance TrustSM (Service Class) Adviser: MFS Investment Management®

MFS® Mid Cap Growth Series — seeks capital appreciation.

MFS® New Discovery Series — seeks capital appreciation.

MFS® Total Return Series — seeks total return.

MFS® Utilities Series — seeks total return.

Oppenheimer Variable Account Funds (Service Shares) Adviser: OppenheimerFunds, Inc.

Oppenheimer Balanced Fund/VA — seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Capital Appreciation Fund/VA — seeks capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA — seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities

Oppenheimer High Income Fund/VA — seeks a high level of current income from investment in lower grade, high-yield debt securities.

Oppenheimer Main Street Fund®/VA — seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Pioneer Variable Contracts Trust (Class II) Adviser: Pioneer Investment Management, Inc.

Pioneer Emerging Markets VCT Portfolio — invests primarily in securities of emerging market issuers for long-term growth of capital.

Pioneer Real Estate Shares VCT Portfolio — invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital.  Current income is the portfolio’s secondary investment objective.

T. Rowe Price International Series, Inc. Adviser: T. Rowe Price International, Inc.

T. Rowe Price International Stock Portfolio — seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Normally at least 80% of the fund’s net assets will be invested in stocks.  The fund is intended for long-term investing and is subject to the risks unique to international investing such as changes in currency values, and also geographic or, potentially, emerging markets risks.  The sub-adviser is T. Rowe Price Associates, Inc.

Certain Underlying Funds have investment objectives and/or policies similar to those of other Underlying Funds. Therefore, to choose Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Fund prospectuses.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner’s right to transfer.

WHAT IS AN ANNUITY?

In general, an annuity is a policy designed to provide retirement income in the form of periodic annuity payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called “annuity payments” and the individual receiving the payments is called the “Annuitant.” Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company’s guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company’s guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The Owner’s purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Owner. In the case of a “fixed” payout annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed payout annuities see APPENDIX A — MORE INFORMATION ABOUT THE GENERAL ACCOUNT. With a variable annuity payout, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity benefit payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.

CHARGES AND DEDUCTIONS

Deductions under the Policy and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectuses and Statements of Additional Information of the Underlying Funds.

SURRENDER CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Policy’s Accumulated Value is divided into three categories:

(1)          New Payments – purchase payments received by the Company during the nine years preceding the date of the surrender;

(2)          Old Payments – purchase payments invested in the Policy for more than nine years; and

(3)          the amount available under the Free Withdrawal Provision.

 See “Free Withdrawal Amounts” below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Policy at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Where permitted by law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 31, 1992, where the Owner and Annuitant as of the date of application were both within the following class of individuals:

All employees and directors of First Allmerica; all retired employees; all spouses and immediate family members of such employees, directors and retirees, who resided in the same household; and beneficiaries who receive a death benefit under a deceased employee’s or retiree’s progress sharing plan.

For purposes of the above class of individuals, “First Allmerica” includes its affiliates and subsidiaries; “immediate family members” means children, siblings, parents and grandparents; “retirement date” means an employee’s early, normal or late retirement date, as defined in the First Allmerica’s Companies Pension Plan or any successor plan; and “progress sharing plan” means the First Allmerica Financial Life Insurance Company Incentive and Profit Sharing Plan or any successor plan.

Any elimination of or reduction in the amount of duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.

Charge for Surrender and Partial Redemption. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out (“FIFO”) method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:

Years from Date of Payment to Date of Withdrawal	Charge as Percentage of New Payments Withdrawn
0-2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
more than 9	0%

The amount redeemed equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.

Free Withdrawal Amounts. In each calendar year, the Company will waive the surrender charge, if any, on an amount (“Free Withdrawal Amount”) equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed);

Where (2) is: 10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;

Where (3) is: The amount calculated under the Company’s life expectancy distribution (see “Life Expectancy Distributions,” below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out (“LIFO”) basis. This means that the last payments credited to the Policy will be withdrawn first. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

Life Expectancy Distributions. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Policy according to the Company’s life expectancy distribution (“LED”) option.  The Owner must return a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company’s LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner’s then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company’s LED option, the amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant’s life expectancy.

(Note: this option may not produce annual distributions that meet the definition of “substantially equal periodic payments” as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Policy and be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS, “TAXATION OF THE POLICIES IN GENERAL.” In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company’s LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

Surrenders. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value less any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see “SURRENDER” and “PARTIAL REDEMPTION” under THE VARIABLE ANNUITY POLICIES, and see FEDERAL TAX CONSIDERATIONS.

Charge at the Time Annuity Benefit Payments Begin. If the Owner chooses a period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options).

Sales Expense. The Company paid sales commissions, not to exceed 6% of initial purchase payments, to entities which sold the Policies.  Certain representatives may receive commissions of up to 6% of subsequent purchase payments.     The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of the Policy’s Accumulated Value.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1)          if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge may be deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2)          the premium tax charge is deducted in total when annuity benefit payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy’s Accumulated Value at the time such determination is made.

POLICY FEE

A $30 Policy fee currently is deducted on the Policy anniversary date and upon full surrender of the Policy if the Accumulated Value on any of these dates is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee is waived for Policies issued to and maintained by a trustee of a 401(k) plan.

Where amounts have been allocated to more than one investment option (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the value in each investment option. The portion of the charge deducted from each will be equal to the percentage which the value in that investment option bears to the total Accumulated Value under the Policy. The deduction of the Policy fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following charges apply:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period	0.25%

Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period	0.15%

For a description of this Rider, see ““DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER” in the SAI.

ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

Mortality and Expense Risk Charge. The Company assesses a daily charge against the assets of each Sub-Account to compensate for certain mortality and expense risks which it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company’s guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company’s guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account’s assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

Administrative Expense Charge. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

Transfer Charge. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy Year will be free of a transfer charge. For each subsequent transfer, it reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the costs of processing transfers. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

Other Charges. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds.   The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.

THE VARIABLE ANNUITY POLICIES

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies except in connection with certain pre-existing contractual plans and programs.  References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company’s administrative procedures for the benefit of the Company’s current Owners.

DISRUPTIVE TRADING

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, “Disruptive Trading”). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities.  Such transfers may dilute the value of the Underlying Fund’s shares, interfere with the efficient management of the Underlying Fund’s portfolio, and increase brokerage and administrative costs of the Underlying Funds.  As a result, Disruptive Trading may adversely affect an Underlying Fund’s ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds  (the “Disruptive Trading Procedures”).  Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

•                  the number of transfers made over a period of time;

•                  the length of time between transfers;

•                  whether  the  transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

•                  the dollar amount(s) requested for  transfers; and

•                  whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

•                  the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple policies owned by the same Policy Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account.  The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things.  Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.  If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested.  In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after  purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception.  However, the Company’s ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations.  Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection.  Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading.  In addition, the terms of some policies previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company’s ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract  provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares.  There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

PURCHASE PAYMENTS

Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Policy as of the date that the properly completed application that accompanies the payment is received by the Company at its Service Office. If an application is not completed within five business days of the Company’s receipt of the initial payment, or does not specify how payments are to be allocated among the investment options, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company’s Service Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Policy prior to the Annuity Date. Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan’s average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more investment option, a net amount of at least $10 of each payment must be allocated to each option.

Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions.  Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Goldman Sachs Money Market Fund.

RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Policy intended to qualify as an IRA may cancel the Policy at any time within ten days after receipt of the Policy and receive a refund. In order to cancel the Policy, the Owner must mail or deliver the Policy to the Service Office at Service Office, Security Benefit Life Insurance Company, located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-533-7881 or to an authorized representative.  Mailing or delivery must occur within ten days after receipt of the Policy for cancellation to be effective.

Within seven days, the Company will provide a refund equal to gross payments received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) the difference between the payment received and any amount allocated to the Separate Account plus the Accumulated Value of the Sub-Accounts plus any amounts deducted under the Policy or by the Underlying Funds for taxes, charges or fees. The “Right to Examine” provision on the cover of the Policy will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (1) or (2) as set forth above.

The liability of the Separate Account under this provision is limited to the Owner’s Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

RIGHT TO CANCEL ALL OTHER POLICIES

An Owner may cancel the Policy at any time within ten days after receipt of the Policy (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Separate Account, and (2) the Accumulated Value of amounts allocated to the Separate Account as of the date the request is received. If the Policy was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Policy is issued, the “Right to Examine” provision on the cover of the Policy will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

TELEPHONE TRANSACTION PRIVILEGE

The Owner, or anyone authorized by the Owner, may change allocation instructions for new payments pursuant to a written or telephone request. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

The Company cannot guarantee that it can always be reached to complete a telephone transaction.  Under these circumstances, the Owner should submit the request in writing or other form acceptable to the Company.

TRANSFER PRIVILEGE

Subject to the Company’s then current rules including the Disruptive Trading restrictions described above under THE VARIABLE ANNUITY POLICIES, prior to the Annuity Date, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Account to the General Account, where available.  Currently, transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs Money Market Fund, are utilized at any one time.  Transfer values will be based on the Accumulated Value next computed after receipt of the transfer order. Transfers to and from the Fixed Account are currently subject to the restrictions set forth under APPENDIX A - MORE INFORMATION ABOUT THE FIXED ACCOUNT.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Policy year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Policy year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Except for transfers made under the automatic transfer option (Dollar Cost Averaging) and for transfers made under policies issued to residents of Texas, no transfers from the General Account are permitted except during the 30-day period beginning on each policy anniversary. During this 30-day “window” period, any amount (up to 100%) of the policy’s Accumulated Value may be transferred. In Texas, transfers from the Fixed Account are also permitted if there has been at least a ninety day period since the last transfer from the General Account and the amount of the transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS

Automatic Transfers (Dollar Cost Averaging) Option. The Owner may elect automatic transfers of a pre-determined dollar amount (sometimes called “Dollar Cost Averaging”), of not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Goldman Sachs Money Market Fund or the Goldman Sachs Government Income Fund (“source account”) to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or to a Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner’s request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made provided that:

(1)          the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer;

(2)          the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer; and

(3)          each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

Automatic Account Rebalancing Option. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner’s request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner’s timely request to change the allocation mix is received by the Company.

Limitations.  The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Policy is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, a Owner may surrender the Policy and receive its Surrender Value. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Policy and a signed, written request for surrender on a Company surrender form to the Company to the Service Office. The Surrender Value will be calculated based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last nine full Policy years. See CHARGES AND DEDUCTIONS. The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies annuitized under a commutable period certain option (as specified in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company’s receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company’s General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (“Texas ORP”) are restricted; see “Tax-Sheltered Annuities” and “Texas Optional Retirement Program” under “PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS.” For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site:  https://cwannuity.se2.com.

The Owner must file a signed, written request for redemption on a Company withdrawal form at the Service Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS.

Where allocations have been made to more than one investment option, a percentage of the partial redemption may be allocated to each. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Service Office.  Each partial redemption must be a minimum of $100.

Partial redemptions will be paid in accordance with the time limitations described above under “SURRENDER.”

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see “Tax-sheltered Annuities” and “Texas Optional Retirement Program” under “PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS.”  For important tax consequences which may result from partial redemptions, see FEDERAL TAX CONSIDERATIONS.

DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided below in “THE SPOUSE OF THE OWNER AS BENEFICIARY.” Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(1)          the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork at the Service Office,

(2)          the total amount of gross payments made under the Policy reduced proportionately to reflect the amount of all prior partial withdrawals, or

(3)          the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

A partial withdrawal will reduce the gross payments available as a death benefit under (2) above in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment. Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Service Office.

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value on the Valuation Date that the Company receives due proof of death received at the Service Office.

Request for payment must be within 180 days of the date of death.  The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

(1)          The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

(2)          The death benefit may be paid in installments. Payments must begin within one year from the date of death and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly.  Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Service Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary under an IRA) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant’s death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant’s death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner’s spouse, if named as sole beneficiary (“spousal beneficiary”), may by written request continue the Policy in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner’s death.

ASSIGNMENT

The Policy may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see FEDERAL TAX CONSIDERATIONS.

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the investment options selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A — MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a “period certain” may elect to instead receive a lump sum settlement.

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant’s 85th birthday, if the Annuitant’s age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant’s 90th birthday, if the Annuitant’s age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant’s 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Policy is deferred until the Owner reaches an age that is significantly beyond the Owner’s life expectancy, it is possible that the Policy will not be considered an annuity for federal tax purposes.  In addition, the Internal Revenue Code (“the Code”) and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected.   The Owner should carefully review the selection of the Annuity Date with his/her tax adviser.  See FEDERAL TAX CONSIDERATIONS for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Equity Index Fund, the Goldman Sachs Structured U.S. Equity Fund, and the Goldman Sachs Money Market Fund.

The Company also provides fixed annuity payout options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity payout options or the fixed-payout options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

Option I — Variable Life Annuity with 120 Monthly Payments Guaranteed. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

Option II — Variable Life Annuity. A variable annuity payable only during the lifetime of the Annuitant. It would be possible under this option for the payee to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant’s lifetime, no matter how long he or she lives.

Option III — Unit Refund Variable Life Annuity. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2), then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:	(1)	is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

	(2)	is the number of monthly payments paid prior to the death of the Annuitant.

Option IV-A — Joint and Survivor Variable Life Annuity. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

Option IV-B — Joint and Two-thirds Survivor Variable Life Annuity. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

Option V — Period Certain Variable Annuity (Payments Guaranteed for a Specific Number of Years).  A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncom-mutable. A variable period certain option is automatically commutable.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice. See FEDERAL TAX CONSIDERATIONS for a discussion of the possible adverse tax consequences of selecting Option V.

NORRIS DECISION

In the case of Arizona Governing Committee v. Norris, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company’s unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on (1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company’s sex-distinct Non-Guaranteed Current Annuity Option Rates.

COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS

The Accumulation Unit.  Each net purchase payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A - MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

(2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

Adjusted Gross Investment Rate.  At each Valuation Date an adjusted gross investment rate for each Sub-Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account’s assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

Net Investment Rate and Net Investment Factor.  The net investment rate for a Sub-Account’s variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.45% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate. The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Determination of the First Variable Annuity Benefit Payment. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see “NORRIS DECISION” above) and age of the Annuitant, and the value of the amount applied under the annuity option (“annuity value”). The Policy provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

•                  For life annuity options the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

•                  For all period certain options the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

•                  For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

The Annuity Unit. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.

Determination of the Number of Annuity Units. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

Dollar Amount of Subsequent Variable Annuity Benefit Payments. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an annuity unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see “ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION” in the SAI.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company’s understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Policy.

It should be recognized that the following discussion of federal income tax aspects of amounts paid into and received from a Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

GENERAL

The Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Policy, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Policy, the Variable Account or the Sub-Accounts held by the Company.  Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

Diversification Requirements.  Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract.  If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.  The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.  The Company intends that the Underlying Funds will comply with the current diversification requirements so that a non-qualified Policy that invests in one or more of those Funds will not be disqualified from annuity contract treatment by Section 817(h) of the Code.  In the event that future IRS regulations and/or rulings would require Policy modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

Owner Control.   In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner.  In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account.  That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the “extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets.” As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the owner were powers that could be held by a participant in a qualified plan.  Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Policy, as necessary, to prevent an Owner of the Policy from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

QUALIFIED AND NON-QUALIFIED POLICIES

From a federal tax viewpoint there are two broad categories of variable annuity policies: “qualified” policies and “non-qualified” policies. A qualified policy is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified policy is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified policy or a non-qualified policy. For more information on the tax provisions applicable to qualified contracts, see “PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS” below.

TAXATION OF THE POLICY

In General.  The Company believes that the Policy described in this Prospectus, with certain exceptions (see “Nonnatural Owner” below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Policy is a qualified policy, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Policy chooses an Annuity Date beyond the Owner’s life expectancy, it is possible that the Policy may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Policy.  In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Policy.   The Owner should consult a qualified tax adviser for more information.  The following discussion assumes that a Policy will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Policy any other applicable provisions of the Code.

Mandatory Distribution Requirements for Qualified Policies.  Under Section 401(a)(9) of the Code, qualified Policies will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70½ by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner’s lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70½ (or under certain plans when the participant retires, if later.)  The temporary regulations under Section 401(a)(9) issued in 2002 provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Policy as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations.

The final regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Policy as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations.

The final regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under such contract must generally be non-increasing. According to the final regulations, payments will not fail to satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)          By a constant percentage, applied not less frequently than annually;

(2)          To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3)          As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4)          An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Policy may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Policy modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.

If the beneficiary of a qualified Policy is not the participant’s surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced.  If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant’s death.  If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant’s death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

Mandatory Distribution Requirements for Non-Qualified Policies.  Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner.  If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value.  This Policy contains provisions that are designed to meet the requirements of Section 72(s).

Under Section 72(s), if the Owner’s surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Policy is not the Owner’s surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced.  If the Owner dies after annuity payments have commenced, the entire remaining interest under the Policy must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death.  If the Owner dies before annuity payments have commenced, then the entire amount held under the Policy must be distributed  (i) within five years after the death of the Owner, and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.  No regulations have been issued under Section 72(s), but in a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the “substantially equal” procedure described in (ii) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred.  In the event that future IRS regulations and/or rulings would require Policy modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

Withdrawals Prior to Annuitization. With certain exceptions, increases in the Policy’s Accumulated Value are not taxable to the Owner until withdrawn from the Policy. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer’s “investment in the contract” and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the “investment in the contract” is the total of all payments to the Policy that were not excluded from the Owner’s gross income less any amounts previously withdrawn from the Policy which were excluded from income as recovery of the investment in the Policy.  For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

Annuity Payouts After Annuitization.  After annuity benefit payments begin under the Policy, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Policy.  Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Policy ratably over the period during which annuity payments will be received.  All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Policy is fully recovered, because payments under the Policy have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Policy is recovered, a deduction for the remaining amount is allowed on the annuitant’s final tax return.

Penalty on Early Distributions.   Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Policy if the withdrawal is made prior to age 59½.  A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Policy prior to age 59½. The penalty tax will not be imposed on withdrawals:

•                  taken on or after age 59½; or

•                  if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner’s “total disability” (as defined in the Code); or

•                  if withdrawals from a qualified Policy are made to an employee who has terminated employment after reaching age 55; or

•                  irrespective of age, if the amount received is one of a series of “substantially equal” periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the “substantially equal” periodic payment requirement.  This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner’s life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity payments made over a period that does not exceed the Owner’s life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner’s reaching age 59½ or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty.  A partial withdrawal from a Policy made after annuitization, but before the later of the Owner reaching age 59½ or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the “substantially equal” payment exception to the penalty with respect to distributions prior to age 59½, even though the procedure for calculating the life expectancy distributions could be modified by the payees.  In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a “series of substantially equal payments” within the meaning of the exception.  Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the “substantially equal” payment exception to the penalty with respect to distributions prior to age 59½, even though the procedure for calculating the life expectancy distributions could be modified by the payees.  The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Policies may not meet the “substantially equal” payment requirements under Section 72(q) or Section 72(s).  Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Policy prior to age 59½.

Assignments or Transfers. If the Owner transfers (assigns) the Policy without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner’s cost basis at the time of the transfer.  This acceleration rule applies to a transfer to another individual (other than the Owner’s spouse) or to a nonnnatural person, such as a trust.  If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Policy transferred.  If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Policy transferred without adequate and full consideration.

Nonnatural Owners. As a general rule, deferred annuity contracts owned by “nonnatural persons” (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Policy and described in this Prospectus — such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options — may make this Policy a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan’s terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Policy. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Policies may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Policies. Individuals purchasing a qualified Policy should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Policies in connection with such plans should seek competent advice as to the suitability of the Policy to their specific needs and as to applicable Code limitations and tax consequences.

Individual Retirement Annuities. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be “rolled over,” on a tax-deferred basis, to an IRA. Purchasers of an IRA Policy will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Policy as described in this Prospectus. See “RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY” under THE VARIABLE ANNUITY POLICIES.  The Policy, including all available riders, was filed with the IRS and its form approved as a prototype.  Such an approval is an approval as to the form of the Policy and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

Tax-Sheltered Annuities (“TSAs”). Under the provisions of Section 403(b) of the Code, payments made to annuity Policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59½, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Policy owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72 as well.

Texas Optional Retirement Program. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant’s death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881.  Loans are made from the Policy’s value on a pro-rata basis from all investment options. The maximum loan amount is the amount determined under the Company’s maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company’s General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner’s most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her policy, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Policy’s Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company’s judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds are sold to separate accounts of unaffiliated insurance companies (“shared funding”) which issue variable annuity and variable life policies (“mixed funding”). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresees any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

The Company reserves the right, subject to compliance with applicable law, to:

(1)          transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company’s separate accounts or Sub-Accounts having assets of the same class,

(2)          to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3)          to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4)          to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account,

(5)          to change the methodology for determining the net investment factor,

(6)          to change the names of the Separate Account or of the Sub-Accounts, and

(7)          to combine with other Sub-Accounts or other separate accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Funds.

During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Fund share.

During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant’s variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant’s voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policy to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

DISTRIBUTION

Effective January 1, 2007, Security Distributors, Inc., a corporation organized and existing under the laws of the State of Kansas (“SDI” or “Underwriter”), a registered broker-dealers under the Securities and Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (“NASD”), replaced VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.) as principal underwriter and general distributor of the Contracts.  SDI now serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account.  Security Distributors, Inc. is located at One Security Benefit Place, Topeka, Kansas 66636.

The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments.  However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of Accumulated Value.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company’s General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Policy, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Policy will be retained by the Company except for amounts it may pay to VeraVest for services it performs and expenses it may incur as principal underwriter and general distributor.

Owners may direct any inquiries to their financial representative or to Security Distributors, Inc. is located at One Security Benefit Place, Topeka, Kansas 66636, Telephone 1-800-888-2461.

LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets of that relates to the Separate Account.

On July 24, 2002, an action captioned American National Bank and Trust Company of Chicago, as Trustee f/b/o Emerald Investments Limited Partnership, and Emerald Investments Limited Partnership v. Allmerica Financial Life Insurance and Annuity Company, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million.  Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between Sub-Accounts that in the Company’s opinion constituted “market timing”, were subject to restrictions upon such trading that the Company imposed in December 2001.  Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts.  In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. (On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company).

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from the Company’s alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers.  With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually.  Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs’ annuities was approximately $12.8 million in December 2001.  On February 1, 2006, the Court issued a ruling, which, as confirmed by the Court at a status conference on April 12, 2006, precludes plaintiffs from claiming any damages accruing beyond July 31, 2004.

THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs’ claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company’s view, these purported lost profits would not have been earned because of various actions taken, the investment management industry and regulators, to deter or eliminate market timing, including the implementation of “fair value” pricing.

The outcome of this matter is not expected to be material to the Company’s annual results of operations or financial position. In addition, THG has agreed to indemnify the Company and Goldman Sachs with respect to this litigation. A trial was held in December 2006, resulting in an award to plaintiffs of $1,281,757.  Plaintiffs have appealed.

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.  THG has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement.  Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition, but may be material to the Company’s operating results for any particular period, depending, in part, upon the operating results for such period.  Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In addition, the Company is involved in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to tax reporting calculations to policyholders and others in connection with distributions under a subset of variable annuity contracts in this business. The Company believes that the result of these inquiries will not have a material effect on its financial position or results of operations.

FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees.

APPENDIX A
MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity policy and the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 3%, compounded daily. Additional “Excess Interest” may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than nine full policy years.

Transfers to or from the Fixed Account

Where permitted by state law, transfers to or from the Fixed Account will be subject to the following conditions:

Transfers to the Fixed Account will be permitted only if:

•                  the Accumulated Value allocated to the Fixed Account is less than 25% of the Contract’s Accumulated Value, as of the Valuation Day preceding the date of the request for transfer; and

•                  following the transfer, the Accumulated Value allocated to the Fixed Account will be less than or equal to 25% of the Contract’s Accumulated Value.

Transfers from the Fixed Account will be permitted only if:

•                  there has been  a period of 90 calendar days since the last transfer to or from  the Fixed Account; and

•                  the transfer amount is less than or equal to the greater of  (a) 10% of the Accumulated Value allocated to the Fixed Account or (b) $10,000.

If the Company receives a transfer request that does not satisfy the above conditions, the Company will refuse the entire transfer request.  If the Company refuses a transfer request, the Company will notify the Owner as soon as practicable.

New Payments allocated to the Fixed Account and automatic transfers from the Fixed Account under the Dollar-Cost-Averaging Option are not considered “transfers” under the above conditions.   The Company reserves the right to discontinue offering Dollar-Cost-Averaging Options that utilize the Fixed Account as the source account.

Notwithstanding the above, the Company will permit one transfer from the Fixed Account, which will not be considered a “transfer” under the above conditions, in order for the Owner to implement an asset allocation program.  In addition, the Company will permit one transfer to the Fixed Account, which will not be considered a “transfer” under the above conditions, upon the termination of an asset allocation program.

The Company reserves the right to amend the transfer conditions in its sole discretion.   Certain states may also impose restrictions on payments and transfers to the Fixed Account.

A-1

APPENDIX B

CONDENSED FINANCIAL INFORMATION
Commonwealth Annuity and Life Insurance Company
Separate Account VA-K

The following tables provide Condensed Financial Information for the Sub-Accounts of the Company for the 10-year period ending December 31, 2006.

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Goldman Sachs Capital Growth Fund*
Unit Value:
Beginning of Period	2.044	1.931	1.824	1.466	2.054	2.768	3.417	2.671	2.001	1.514	1.259
End of Period	2.198	2.044	1.931	1.824	1.466	2.054	2.768	3.417	2.671	2.001	1.514
Units Outstanding at End of Period (in thousands)	56,681	74,016	100,514	135,926	97,683	130,588	144,445	136,939	121,005	96,643	62,633

Goldman Sachs Core Fixed Income Fund*
Unit Value:
Beginning of Period	2.051	2.044	1.995	1.959	1.838	1.728	1.590	1.629	1.530	1.418	1.390
End of Period	2.107	2.051	2.044	1.995	1.959	1.838	1.728	1.590	1.629	1.530	1.418
Units Outstanding at End of Period (in thousands)	43,089	53,146	69,962	96,291	102,999	108,332	91,834	106,780	102,088	86,816	79,054

Goldman Sachs Equity Index Fund*
Unit Value:
Beginning of Period	3.253	3.162	2.908	2.309	3.012	3.474	3.874	3.265	2.581	1.977	1.640
End of Period	3.702	3.253	3.162	2.908	2.309	3.012	3.474	3.874	3.265	2.581	1.977
Units Outstanding at End of Period (in thousands)	48,997	66,358	86,857	112,918	97,085	126,463	135,764	131,644	107,625	85,344	57,428

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Goldman Sachs Government Income Fund *
Unit Value:
Beginning of Period	1.813	1.811	1.800	1.796	1.668	1.573	1.451	1.469	1.384	1.311	1.285
End of Period	1.859	1.813	1.811	1.800	1.796	1.668	1.573	1.451	1.469	1.384	1.311
Units Outstanding at End of Period (in thousands)	25,119	31,920	41,890	64,567	95,203	59,275	42,354	51,711	48,930	35,261	30,921

Goldman Sachs Growth Opportunities Fund*
Unit Value:
Beginning of Period	3.339	2.954	2.527	1.835	2.375	2.438	2.316	1.875	1.670	1.482	1.383
End of Period	3.479	3.339	2.954	2.527	1.835	2.375	2.438	2.316	1.875	1.670	1.482
Units Outstanding at End of Period (in thousands)	21,026	30,692	40,196	47,472	63,322	76,419	81,632	81,133	80,048	70,932	52,927

Goldman Sachs Mid Cap Value Fund*
Unit Value:
Beginning of Period	3.767	3.566	3.032	2.223	2.695	2.427	1.889	2.011	1.945	1.580	1.249
End of Period	4.284	3.767	3.566	3.032	2.223	2.695	2.427	1.889	2.011	1.945	1.580
Units Outstanding at End of Period (in thousands)	26,246	32,822	43,892	62,834	73,932	75,512	84,657	103,456	99,750	85,126	60,145

Goldman Sachs Money Market Fund*
Unit Value:
Beginning of Period	1.413	1.396	1.403	1.413	1.410	1.372	1.308	1.262	1.214	1.167	1.124
End of Period	1.458	1.413	1.396	1.403	1.413	1.410	1.372	1.308	1.262	1.214	1.167
Units Outstanding at End of Period (in thousands)	38,290	48,947	61,685	99,148	184,907	168,048	137,255	205,622	128,730	91,676	92,354

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Goldman Sachs Strategic International Equity Fund*
Unit Value:
Beginning of Period	1.807	1.632	1.446	1.149	1.445	1.869	2.084	1.605	1.398	1.355	1.127
End of Period	2.164	1.807	1.632	1.446	1.149	1.445	1.869	2.084	1.605	1.398	1.355
Units Outstanding at End of Period (in thousands)	43,581	67,004	89,898	123,218	137,904	144,032	143,187	129,946	130,011	115,585	77,485

Goldman Sachs Structured U.S. Equity Fund*
Unit Value:
Beginning of Period	2.761	2.643	2.429	1.930	2.559	3.124	3.503	2.748	2.336	1.894	1.599
End of Period	3.066	2.761	2.643	2.429	1.930	2.559	3.124	3.503	2.748	2.336	1.894
Units Outstanding at End of Period (in thousands)	40,398	49,770	66,133	89,100	112,605	146,472	166,719	167,814	164,914	156,173	135,573

AIM V.I. Capital Appreciation Fund
Unit Value:
Beginning of Period	1.206	1.120	0.986	0.741	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.382	1.206	1.120	0.986	0.741	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	756	930	1,348	1,884	3,831	N/A	N/A	N/A	N/A	N/A	N/A

AIM V.I. Core Equity Fund
Unit Value:
Beginning of Period	0.700	0.672	0.645	0.523	0.761	0.883	1.000	N/A	N/A	N/A	N/A
End of Period	0.795	0.700	0.672	0.645	0.523	0.761	0.883	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	11,112	16,096	23,037	31,971	44,244	54,115	35,152	N/A	N/A	N/A	N/A

AIM V.I. Global Health Care Fund
Unit Value:
Beginning of Period	1.016	0.953	0.899	0.714	0.959	1.113	1.000	N/A	N/A	N/A	N/A
End of Period	1.054	1.016	0.953	0.899	0.714	0.959	1.113	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	7,843	10,501	14,795	18,782	23,378	30.205	17,623	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

AIM V.I. Large Cap Growth Fund**
Unit Value:
Beginning of Period	0.811	0.795	0.771	0.625	0.859	1.000	N/A	N/A	N/A	N/A	N/A
End of Period	0.862	0.811	0.795	0.771	0.625	0.859	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	3,685	4,592	5,239	5,538	6,053	2,783	N/A	N/A	N/A	N/A	N/A

AIM V.I. Basic Value Fund
Unit Value:
Beginning of Period	1.130	1.088	0.996	0.758	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.258	1.130	1.088	0.996	0.758	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	16,946	43,925	58,754	83,127	57,284	N/A	N/A	N/A	N/A	N/A	N/A

AIM V.I. Capital Development Fund
Unit Value:
Beginning of Period	1.206	1.120	0.986	0.741	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.382	1.206	1.120	0.986	0.741	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	756	930	1,348	1,884	3,831	N/A	N/A	N/A	N/A	N/A	N/A

AllianceBernstein Growth and Income Portfolio
Unit Value:
Beginning of Period	1.172	1.137	1.037	0.796	1.039	1.053	1.000	N/A	N/A	N/A	N/A
End of Period	1.351	1.172	1.137	1.037	0.796	1.039	1.053	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	42,209	48,414	65,504	85,680	111,809	107.903	26,264	N/A	N/A	N/A	N/A

AllianceBernstein Large Cap Growth Portfolio
Unit Value:
Beginning of Period	0.658	0.581	0.544	0.448	0.657	0.807	1.000	N/A	N/A	N/A	N/A
End of Period	0.644	0.658	0.581	0.544	0.448	0.657	0.807	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	55,573	76,799	102,546	142,071	125,366	89,664	41,877	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

AllianceBernstein Small/Mid-Cap Value Portfolio
Unit Value:
Beginning of Period	1.415	1.346	1.147	0.826	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.592	1.415	1.346	1.147	0.826	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	6,563	6,354	7,193	7,124	8,092	N/A	N/A	N/A	N/A	N/A	N/A

AllianceBernstein Value Portfolio
Unit Value:
Beginning of Period	1.237	1.190	1.065	0.841	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.475	1.237	1.190	1.065	0.841	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	3,145	4,468	4,632	5,041	5,960	N/A	N/A	N/A	N/A	N/A	N/A

Delaware VIP International Value Equity Series
Unit Value:
Beginning of Period	2.808	2.524	2.103	1.488	1.685	1.962	1.000	1.736	1.596	1.519	1.284
End of Period	3.420	2.808	1.524	2.103	1.488	1.685	1.962	1.980	1.736	1.596	1.519
Units Outstanding at End of Period (in thousands)	15,137	18,929	22,097	28,413	35,925	45,358	57,144	63,396	68,279	62,134	44,416

Delaware VIP Growth Opportunities Series
Unit Value:
Beginning of Period	0.886	0.809	0.732	0.527	0.714	0.862	1.000	N/A	N/A	N/A	N/A
End of Period	0.926	0.886	0.809	0.732	0.527	0.714	0.862	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	5,306	7,033	9,689	13,379	18,371	26,111	20,348	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

DWS Dreman High Return Equity VIP***
Unit Value:
Beginning of Period	1.412	1.433	1.299	1.028	1.141	1.216	1.000	N/A	N/A	N/A	N/A
End of Period	1.593	1.412	1.433	1.299	1.028	1.141	1.216	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	2,631	4,114	5,807	7,711	9,276	12,847	8,123	N/A	N/A	N/A	N/A
DWS Technology VIP
Unit Value:
Beginning of Period	0.456	0.446	0.444	0.307	0.484	0.726	1.000	N/A	N/A	N/A	N/A
End of Period	0.453	0.456	0.446	.0444	0.307	0.484	0.726	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	14,478	19,054	29,415	36,309	46,709	61,559	39,623	N/A	N/A	N/A	N/A

Eaton Vance VT Floating Rate-Income Fund
Unit Value:
Beginning of Period	1.044	1.020	1.006	0.992	1.003	1.000	N/A	N/A	N/A	N/A	N/A
End of Period	1.085	1.044	1.020	1.006	0.992	1.003	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	6,715	6,972	8,142	6,745	6,606	5,031	N/A	N/A	N/A	N/A	N/A

Fidelity VIP II Asset ManagerSM Portfolio
Unit Value:
Beginning of Period	1.874	1.828	1.759	1.513	1.682	1.779	1.000	1.717	1.514	1.273	1.127
End of Period	1.982	1.874	1.828	1.759	1.513	1.682	1.779	1.879	1.717	1.514	1.273
Units Outstanding at End of Period (in thousands)	14,627	18,873	25,020	30,953	39,943	56,014	69,447	78,861	69,704	55,551	42,415

Fidelity VIP Equity-Income Portfolio
Unit Value:
Beginning of Period	3.928	3.765	3.426	2.667	3.259	3.479	1.000	3.107	2.824	2.236	1.185
End of Period	4.653	3.928	3.765	3.426	2.667	3.259	3.479	3.256	3.107	2.824	2.236
Units Outstanding at End of Period (in thousands)	44,306	58,900	77,753	103,116	129,891	155,830	160,638	188,374	187,989	180,001	167,000

Fidelity VIP Growth Portfolio
Unit Value:
Beginning of Period	3.313	3.177	3.119	2.382	3.458	4.261	1.000	3.586	2.608	2.143	1.895
End of Period	3.488	3.313	3.177	3.119	2.382	3.458	4.261	4.857	3.586	2.608	2.143
Units Outstanding at End of Period (in thousands)	39,741	55,169	74,506	95,952	118,860	145,454	165,188	160,262	149,009	148,211	142,450

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Fidelity VIP High Income Portfolio
Unit Value:
Beginning of Period	2.121	2.096	1.940	1.547	1.518	1.745	1.000	2.142	2.272	1.958	1.743
End of Period	2.325	2.121	2.096	1.940	1.547	1.518	1.745	2.284	2.142	2.272	1.958
Units Outstanding at End of Period (in thousands)	18,468	23,701	31,613	42,370	53,459	75,143	89,452	97,498	97,829	76,343	53,956

Fidelity VIP Overseas Portfolio
Unit Value:
Beginning of Period	2.303	1.963	1.753	1.241	1.579	2.033	1.000	1.814	1.632	1.484	1.330
End of Period	2.680	2.303	1.963	1.753	1.241	1.579	2.033	2.550	1.814	1.632	1.484
Units Outstanding at End of Period (in thousands)	16,512	20,504	27,367	35,468	47,396	63,236	72,650	58,821	59,052	56,689	63,050

Fidelity VIP Contrafund® Portfolio
Unit Value:
Beginning of Period	1.389	1.208	1.064	0.843	0.946	1.000	N/A	N/A	N/A	N/A	N/A
End of Period	1.525	1.389	1.208	1.064	0.843	0.946	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	26,940	29,669	28,056	25,489	23,143	6,027	N/A	N/A	N/A	N/A	N/A

Fidelity VIP Growth Opportunities Portfolio
Unit Value:
Beginning of Period	0.823	0.768	0.729	0.572	0.744	0.884	1.000	N/A	N/A	N/A	N/A
End of Period	0.852	0.823	0.768	0.729	0.572	0.744	0.884	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	3,464	4,224	6,851	8,315	8,451	8,713	4,701	N/A	N/A	N/A	N/A

Fidelity VIP Mid Cap Portfolio Portfolio
Unit Value:
Beginning of Period	1.669	1.435	1.168	0.857	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.849	1.669	1.435	1.168	0.857	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	12,512	14,845	11,728	9,987	8,762	N/A	N/A	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Fidelity VIP Value Strategies Portfolio
Unit Value:
Beginning of Period	1.314	1.302	1.161	0.748	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.503	1.314	1.302	1.161	0.748	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	2,937	4,078	5,714	6,841	2,668	N/A	N/A	N/A	N/A	N/A	N/A

FT VIP Franklin Growth and Income Securities Fund
Unit Value:
Beginning of Period	1.194	1.170	1.073	0.867	0.947	1.192	1.000	N/A	N/A	N/A	N/A
End of Period	1.373	1.194	1.170	1.073	0.867	0.947	1.192	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	3,394	4,736	6,197	6,133	6,131	5,654	1,498	N/A	N/A	N/A	N/A

FT VIP Franklin Large Cap Growth Securities Fund
Unit Value:
Beginning of Period	1.086	1.090	1.025	0.819	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.186	1.086	1.090	1.025	0.819	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	1,663	2,261	2,580	2,074	1,207	N/A	N/A	N/A	N/A	N/A	N/A

FT VIP Franklin Small-Mid Cap Growth Securities Fund
Unit Value:
Beginning of Period	0.769	0.745	0.678	0.501	0.713	0.854	1.000	N/A	N/A	N/A	N/A
End of Period	0.824	0.769	0.745	0.678	0.501	0.713	0.854	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	39,206	45,151	55,170	76,438	69,575	59,750	39,455	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

FT VIP Mutual Shares Securities Fund
Unit Value:
Beginning of Period	1.259	1.156	1.041	0.844	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.469	1.259	1.156	1.041	0.844	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	5,495	5,103	5,702	5,848	4,311	N/A	N/A	N/A	N/A	N/A	N/A

FT VIP Templeton Foreign Securities Fund
Unit Value:
Beginning of Period	1.296	1.194	1.022	0.784	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.551	1.296	1.194	1.022	0.784	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	11,597	13,063	17,180	24,466	19,374	N/A	N/A	N/A	N/A	N/A	N/A

Janus Aspen Growth and Income Portfolio
Unit Value:
Beginning of Period	0.623	0.792	0.719	0.591	0.633	0.900	1.000	N/A	N/A	N/A	N/A
End of Period	0.929	0.875	0.792	0.719	0.591	0.633	0.900	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	20,104	24,143	28,738	35,925	50,358	110,027	40,227	N/A	N/A	N/A	N/A

Janus Aspen Large Cap Portfolio
Unit Value:
Beginning of Period	0.875	0.608	0.592	0.457	0.767	0.855	1.000	N/A	N/A	N/A	N/A
End of Period	0.683	0.623	0.608	0.592	0.457	0.767	0.855	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	21,195	29,575	41,458	55,756	86,729	67,633	45,951	N/A	N/A	N/A	N/A

MFS® Mid Cap Growth Series
Unit Value:
Beginning of Period	1.092	1.077	0.956	0.710	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.101	1.092	1.077	0.956	0.710	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	1,938	3,638	5,322	6,591	3,341	N/A	N/A	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

MFS® New Discovery Series
Unit Value:
Beginning of Period	1.064	1.028	0.982	0.747	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.184	1.064	1.028	0.982	0.747	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	1,689	1,933	2,682	3,162	4,210	N/A	N/A	N/A	N/A	N/A	N/A

MFS® Total Return Series
Unit Value:
Beginning of Period	1.161	1.148	1.049	0.918	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.277	1.161	1.148	1.049	0.918	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	8,343	12,045	13,135	13,765	9,555	N/A	N/A	N/A	N/A	N/A	N/A

MFS® Utilities Series
Unit Value:
Beginning of Period	1.643	1.430	1.118	0.837	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	2.121	1.643	1.430	1.118	0.837	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	3,173	3,396	1,985	1,385	111	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer Balanced Fund/VA
Unit Value:
Beginning of Period	1.218	1.192	1.102	0.897	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.331	1.218	1.192	1.102	0.897	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	2,466	3,166	3,287	3,284	1,452	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer Capital Appreciation Fund/VA
Unit Value:
Beginning of Period	1.098	1.062	1.011	0.785	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.165	1.098	1.062	1.011	0.785	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	5,135	7,117	9,180	9,294	6,290	N/A	N/A	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Oppenheimer Global Securities Fund/VA
Unit Value:
Beginning of Period	1.427	1.269	1.084	0.770	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.650	1.427	1.269	1.084	0.770	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	7,116	8,504	8,861	7,989	7,708	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer High Income Fund/VA
Unit Value:
Beginning of Period	1.243	1.237	1.154	0.946	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.338	1.243	1.237	1.154	0.946	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	5,449	8,482	10,324	12,863	8,927	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer Main Street Fund®/VA
Unit Value:
Beginning of Period	1.124	1.078	1.003	0.805	1.000	N/A	N/A	N/A	N/A	N/A	N/A
End of Period	1.271	1.124	1.078	1.003	0.805	N/A	N/A	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	2,400	2,754	3,313	3,517	3,512	N/A	N/A	N/A	N/A	N/A	N/A

Pioneer Emerging Markets VCT Portfolio
Unit Value:
Beginning of Period	1.660	1.224	1.047	0.673	0.692	0.758	1.000	N/A	N/A	N/A	N/A
End of Period	2.216	1.660	1.224	1.047	0.673	0.692	0.758	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	9,249	13,222	15,009	20,713	10,104	8,741	6,325	N/A	N/A	N/A	N/A

	Year Ended December 31st
Sub-Account	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Pioneer Real Estate Shares VCT Portfolio
Unit Value:
Beginning of Period	2.153	1.902	1.425	1.076	1.067	1.007	1.000	N/A	N/A	N/A	N/A
End of Period	2.895	2.153	1.902	1.425	1.076	1.067	1.007	N/A	N/A	N/A	N/A
Units Outstanding at End of Period (in thousands)	6,063	7,306	9,176	8,866	11,154	6,162	1,505	N/A	N/A	N/A	N/A

T. Rowe Price International Stock Portfolio
Unit Value:
Beginning of Period	1.512	1.322	1.179	0.917	1.138	1.485	1.000	1.396	1.222	1.203	1.064
End of Period	1.774	1.512	1.322	1.179	0.917	1.138	1.485	1.834	1.396	1.222	1.203
Units Outstanding at End of Period (in thousands)	25,058	26,725	36,671	49,874	81,388	115,669	77,533	68,032	68,367	59,832	35,915

*Effective January 6, 2006, the funds of the Allmerica Investment Trust merged with corresponding funds of Goldman Sachs Variable Trust (“Goldman Sachs funds”).  As of January 9, 2006, these Goldman Sachs funds became available for investment under the Contract.  Prior to January 6, 2006, the performance of these Sub-Accounts reflects the performance of the funds of the Allmerica Investment Trust.

**Effective June 12, 2006, AIM V.I. Blue Chip Fund merged into AIM V.I. Large Cap Growth Fund.

***Effective September 15, 2006, DWS Dreman Financial Services VIP merged into DWS Dreman High Return Equity VIP.

APPENDIX C
POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)
COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY

If your Policy is issued on Form No. A3018-91, your Policy is substantially similar to the Policy described in this Prospectus (A3021-93), except as follows:

1.               The minimum interest rate credited to amounts allocated to the General Account under Form A3021-93 is 3% compounded annually. For A3018-91, the minimum interest rate guarantees are 5% compounded annually for the first five Policy years, 4% for the next five Policy years and 3.5% thereafter.

2.               The stepped-up death benefit under A3018-91 applies to the most recent fifth year Policy anniversary and gross payments are simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the total gross payments. The stepped-up death benefit under A3021-93 applies to the most recent fifth year Policy anniversary; however the guaranteed death benefit is reduced proportionately to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals).

3.               Under A3018-91, the Free Withdrawal Amount is equal to the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life expectancy distribution, if applicable. The Free Withdrawal Amount is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first-out (“FIFO”) method of accounting (LIFO or last-in-first-out method in New Jersey).

4.               Because of the differences in the amount of the Free Withdrawal (see 4. above), the following expense examples apply to Owners of A3018-91 and should be referred to rather than example (1) under Maximum Expense Example and under Minimum Expense Example on page 9 and 10 of the Prospectus.  Example (2) is correct for all Policies.

Maximum Expense Example

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals.  Finally, the example assumes that you have chosen the optional rider with the maximum possible charge, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)          If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:

	1 Year	3 Years	5 Years	10 Years
Fund with the maximum total operating expenses	$1,073	$1,702	$2,264	$3,774

C-1

Minimum Expense Example

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year.  The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals.   It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)          If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:

	1 Year	3 Years	5 Years	10 Years
Fund with the minimum total operating expenses	$930	$1,275	$1,557	$2,400

C-2